Rule 497(e)
File Nos. 333-145655; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Talcott Resolution Life Insurance Company Separate Account Eleven

HV-3739
_____________________________
Supplement dated June 7, 2023 to your Prospectus May 1, 2023
This Supplement dated June 7, 2023 amends certain information contained in the Prospectus dated May 1, 2023.
FEE TABLE
Effective immediately, the follow paragraph in the Fee Table section of the Prospectus dated May 1, 2023 is updated as follows:
The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds as of December 31, 2022 that you may pay periodically during the time that you participate in the Contract. A complete list of the Underlying Funds available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Underlying Funds.
APPENDIX A– UNDERLYING FUNDS
Effective on or about May 4, 2023, the fund type of the Fidelity® VIP Growth & Income Portfolio– Initial Class changed from US Insurance Large Value to US Insurance Large Blend and your Prospectus has been updated as follows:
FUND TYPE	ADVISER/ SUBADVISER	EXPENSES	(as of 12/31/2022)
			1 YEAR	5 YEAR (or since inception)	10 YEAR (or since inception)
US Insurance Large Blend	Fidelity® VIP Growth & Income Portfolio - Initial Class Adviser: Fidelity Management & Research Company LLC Subadviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd;	0.52%	-4.95%	8.85%	11.58%

This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.